UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934

                Date of Report (Date of Earliest Event Reported)
                                 February 3, 2003

                                  AMG OIL LTD.

................................................................................
             (Exact name of registrant as specified in its charter)


Nevada                                 000-30087                N/A
................................................................................
(State or other jurisdiction          (Commission           (IRS Employer of
incorporation)                      File Number)         Identification No.)



Suite 1400, 700 - 4th Avenue, SW, Calgary, Alberta, Canada            T2P-3J4
................................................................................
(Address of principal executive offices)                            (Zip Code)


                                 (604) 682-6496
................................................................................
              (Registrant's telephone number, including area code)



              ...................................................
         (Former name or former address, if changed since last report.)

Item 5 AMG Oil Ltd.  Announces Resignation of a Director

Vancouver, B.C. - February 3, 2003 - /PRNewswire/-- AMG Oil Ltd. (OTC BB: AMGO) announced today that Dr. David Bennett, has resigned as Vice President of Exploration and as a Director of the Company. The Company will continue its exploration operations in New Zealand working closely with Dr. Bennett and related Company Indo-Pacific Energy Ltd., the operator of the Company's permit located in the Canterbury basin of New Zealand.

For further information, please contact Investor Relations at 1-866-414-4144.


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                  AMG OIL LTD.
                              (Name of Registrant)


Date:  February 03, 2003         By:       /s/    Cameron Fink
                                    _______________________________________
                                          Cameron Fink,President